UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 31, 2005

VendingData Corporation
(Exact name of registrant as specified in its charter)

Nevada	00-32161	91-1696010
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6830 Spencer Street, Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 733-7195

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 — FINANCIAL INFORMATION

Item 2.02     Results of Operations and Financial Condition.

          On March 31, 2005, VendingData™ Corporation (the “Company”) reported financial results for its fiscal year and fourth quarter ended December 31, 2004.

          A copy of the press release reporting the foregoing is attached to this Current Report as Exhibit 99.01. The press release may also be found in the “Investors” heading under the “Press Releases” section of the Company’s web site at www.vendingdata.com.

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SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit 99.01	Press Release dated March 31, 2005 and entitled “VendingData™ Corporation Reports Full Year and Fourth Quarter 2004.”

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENDINGDATA CORPORATION (Registrant)

Date: April 5, 2005	By:	/s/ Douglas H. Caszatt
Its:	Douglas H. Caszatt Acting Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.01	Press Release dated March 31, 2005 and entitled “VendingData™ Corporation Reports Full Year and Fourth Quarter 2004.”

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